SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 27, 2003
(Date of earliest event reported)

Commission File No. 333-98129

                    Wells Fargo Asset Securities Corporation
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       Delaware                                           52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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     (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Morgan Stanley & Co. Incorporated which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
    (99)                                    Computational Materials prepared by
                                            Morgan Stanley & Co. Incorporated in
                                            connection with Wells Fargo Asset
                                            Securities Corporation, Mortgage
                                            Pass-Through Certificates, Series
                                            2003-K.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

October 27, 2003

                                   By: /s/ Patrick Greene
                                      ------------------------------------------
                                      Patrick Greene
                                      Senior Vice President


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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------
   (99)                  Computational Materials                       P
                         prepared by Morgan Stanley &
                         Co. Incorporated in connection
                         with Wells Fargo Asset
                         Securities Corporation,
                         Mortgage Pass-Through
                         Certificates, Series 2003-K.

Exhibit No. 99